UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant [    ]

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[X ]    Preliminary Proxy Statement

[    ]    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[    ]    Definitive Proxy Statement

[    ]    Definitive Additional Materials

[    ]    Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of each portfolio (each, a "Portfolio" and, collectively, the "Portfolios") of Morgan Stanley Select Dimensions Investment Series (the ‘‘Fund’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020 at the times specified in Exhibit A to this Proxy Statement.

The Meeting is being held for the following purposes:

1.	To elect Trustees of the Fund.

2.	To eliminate certain fundamental investment restrictions for each Portfolio.

3.	To modify certain fundamental investment restrictions for each Portfolio.

4.	To reclassify certain fundamental policies as non-fundamental policies for each Portfolio.

5.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of a particular Portfolio at the close of business on May 30, 2006, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

MARY E. MULLIN Secretary

Dated: June      , 2006

If you do not expect to attend the Meeting for your Portfolio(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope or vote by telephone or electronically on the Internet as indicated in each Portfolio’s Proxy Card. In order to avoid the additional expense to the Fund of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card(s) or voting by telephone or electronically on the Internet.

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

Special Meeting of Shareholders
August 1, 2006

This statement is furnished by the Board of Trustees (the ‘‘Board’’) of the Morgan Stanley Select Dimensions Investment Series (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of each Portfolio of the Fund (each, a ‘‘Meeting’’ and, collectively, the "Meetings") to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Advisors Inc. (hereinafter ‘‘MSIA’’ or the ‘‘Investment Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card(s) will first be mailed to the holders of Class X shares and Class Y shares of the Portfolios of the Fund (‘‘Shareholders’’) on or about June     , 2006. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy Card for a Portfolio is executed properly and returned, shares represented by it will be voted at the Meeting for that Portfolio in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting for the Portfolio. If no instructions are specified, shares will be voted FOR each Proposal applicable to that Portfolio.

The shares of the Fund are currently sold only to (1) Hartford Life Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an ‘‘Account’’ and collectively as the ‘‘Accounts.’’ The variable annuity contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the ‘‘Variable Annuity Contracts.’’ The variable life insurance policies issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the ‘‘Variable Life Policies.’’ The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the ‘‘Contracts.’’ The address of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company is 200 Hopmeadow Street, Simsbury, CT 06089.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. See Exhibit A for information relating to the number of shares of each Portfolio outstanding and entitled to vote.

In accordance with their view of currently applicable law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such contractholders, it is understood and expected that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish a copy of this Proxy Statement to contractholders and that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish to contractholders one or more instruction cards by which the contractholders may provide their instructions to Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. Shares for which no instructions are received in time to be voted will be voted by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company in the same proportion as shares for which instructions have been received in time to be voted.

The cost of soliciting proxies for the Meetings, consisting principally of printing and mailing expenses, will be borne pro rata by each respective Portfolio based on its relative net assets. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Fund, or officers and regular employees of the Investment Adviser, Morgan Stanley Trust, Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc., without special compensation therefor.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.

The Fund will furnish, without charge, a copy of its most recent annual report to any Shareholder requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund, c/o Morgan Stanley Services Company Inc., 1221 Avenue of the Americas, New York, New York 10020, by calling 1-800-869-NEWS, or by visiting the Investment Adviser’s Internet website at www.morganstanley.com/funds.

Morgan Stanley Services Company Inc. serves as the Fund’s administrator (the "Administrator’’). Morgan Stanley Distributors Inc. serves as the Fund’s distributor (the "Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Portfolio. Shares of a Portfolio are entitled to one vote each at the respective Portfolio's Meeting. To the extent information relating to common ownership is available to the Fund, a Shareholder that owns record shares in two or more of the Portfolios will receive a package containing a Proxy Statement and Proxy Cards for the Portfolios in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Fund, a Shareholder that beneficially owns shares in two or more Portfolios may receive two or more packages each containing a Proxy Statement and a Proxy Card for each Portfolio in which such Shareholder is a beneficial owner. If a Proposal is approved by Shareholders of one Portfolio and disapproved by Shareholders of other Portfolios, the Proposal will be implemented for the Portfolio that approved the Proposal and will not be implemented for any Portfolio that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in the Portfolio’s Proxy Card.

Only one Proxy Statement will be delivered to multiple Shareholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Shareholder wishes to receive separate copies in the future, should be made by calling 1-800-869-NEWS. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling 1-800-869-NEWS.

The Shareholders solicited and entitled to vote on Proposals 1, 2, 3 and 4, which are outlined as follows:

Proposal 1	For all Portfolios	To elect Trustees of the Fund
Proposal 2	For all Portfolios	To eliminate certain fundamental investment restrictions
Proposal 3	For all Portfolios	To modify certain fundamental investment restrictions
Proposal 4	For all Portfolios	To reclassify certain fundamental policies as non-fundamental policies.

At a meeting held on April 25, 2006, the Board of the Fund determined that it was in the best interests of the Fund to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders of each Portfolio for their approval.

The Board of the Fund unanimously recommends that you cast your vote ‘‘FOR’’ each Proposal set forth in this Proxy Statement as follows:

•	The election of all of the nominees as Trustees as set forth in Proposal No. 1.

•	The elimination of certain of the Portfolios’ fundamental policies as set forth in Proposal No. 2.

•	The modification of certain of the Portfolios’ fundamental policies as set forth in Proposal 3.

•	The reclassification of the certain of the Portfolios’ fundamental policies as non-fundamental policies as set forth in Proposal 4.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — ELECTION OF TRUSTEES

Applicable Portfolios: All Portfolios

At the Meetings, Shareholders will be asked to consider the election of Trustees to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid as Trustees for an indefinite term commencing on August 1, 2006, for the Fund.

Pursuant to the Fund’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees and Nominee Trustees

Certain information regarding the incumbent Trustees of the Fund and nominees for election as Trustees is set forth below:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee for Trustee
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Nominee/ Trustee	Since June 2000	Director or Trustee of the funds advised by MSIA (the “Retail Funds”) (since June 2000) and various U.S. registered investment companies managed by Morgan Stanley Investment Management Inc. (the “Institutional Funds”) (since July 2003); Senior Advisor of Morgan Stanley; Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
Interested Incumbent Trustee
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee and Chairman of the Board	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of MSIA, which is the investment adviser of the Retail Funds. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Investment Adviser is a subsidiary.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 to July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Nominee/ Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.
Independent Incumbent Trustees
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 2004	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998 to October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 to November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 to July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 to 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 to 2004), United States Senator (R-Utah) (1974 to 1992) and Chairman, Senate Banking Committee (1980 to 1986), Mayor of Salt Lake City, Utah (1971 to 1974), Astronaut, Space Shuttle Discovery (April 12 to 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 to 1994), most recently as Chairman of The Allstate Corporation (March 1993 to December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 to December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Michael Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 to 1988).	187	None.

No Trustee or nominee for election as Trustee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Investment Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Certain information regarding the executive officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Smith and Caloia, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu* (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith* (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia* (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President since July 2003	Executive Director of the Investment Adviser and Morgan Stanley Services Company Inc.; Assistant Treasurer of the Investment Adviser, Morgan Stanley Services Company Inc. and Morgan Stanley Distributors Inc.; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Smith and Caloia, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Each of the nominees for Trustee has consented to be named in this Joint Proxy Statement and to serve as a Trustee of the Fund if elected. The Board of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting for the Fund, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Share Ownership of Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each incumbent Trustee is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $         million. This amount includes compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Dollar Range of Equity Securities in the Fund

The following table sets forth the dollar range of beneficial ownership of shares in the Fund and in certain registered investment companies, including the Fund, managed by the Investment Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Trustees of the Fund and each nominee for election as a Trustee, as of March 31, 2006. This information has been furnished by each Trustee and nominee. The dollar values in the following table are based upon the market price of the respective Portfolio’s shares as of March 31, 2006.

Name of Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee/Nominee
Fiumefreddo	None	Over $100,000
Higgins	None	Over $100,000
Independent Trustee/Nominee
Bowman	None	None
Bozic	None	Over $100,000
Dennis	None	None
Garn	None	Over $100,000
Hedien	None	Over $100,000
Johnson	None	Over $100,000
Kearns(1)	None	Over $100,000
Klein	None	Over $100,000
Nugent	None	Over $100,000
Reed	None	None
Reid(1)	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964.23 and $800,512.08, respectively, pursuant to the deferred compensation plan.

Board Meetings and Committees

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of an independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted an Audit Committee Charter. The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, an ‘‘Independent

Trustee’’). The current Chairman of the Audit Committee is Dr. Manuel H. Johnson and the Deputy Chairman is Joseph J. Kearns. The Audit Committee of the Fund met seven times during the fiscal year ended December 31, 2005.

The Board also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and its committees and recommends such qualified individuals for nomination by the Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund Board and its committees and oversees periodic evaluations of the Fund Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Fund’s website because the Fund believes that making the reports available on the Fund’s website will not be cost effective. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee of the Fund met two times during the fiscal year ended December 31, 2005.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees for the Fund presented in this Proposal for which the Independent Trustee serves. Persons recommended as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under ‘‘Shareholder Communications.’’

There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2005. In addition, the Independent Trustees of the Fund met three times during that period.

Finally, the Fund’s Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee for the Fund currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. The Insurance Committee of the Fund met six times during the fiscal year ended December 31, 2005.

For the fiscal year ended December 31, 2005, each incumbent Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Trustee was a member of the Board.

Shareholder Communications

Shareholders may send communications to the Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee below. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of the Fund receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Trustees, as well as the total compensation paid to each Trustee of the Fund by other U.S. registered investment companies advised by MSIA or any investment companies that have an investment adviser that is an affiliated person of MSIA (collectively, the ‘‘Fund Complex’’) for their services as Trustees of such investment companies. The aggregate compensation paid by the Fund is as of the Fund’s fiscal year ended December 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

The amounts reflected in the following table includes amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees during such fiscal year.

COMPENSATION TABLE

Name of Trustees	Compensation from the Fund	Total Compensation from Funds and Fund Complex Paid to Trustees(2) (4)
Interested Trustee
Fiumefreddo(1)	$9,512	$360,000
Higgins(1)	0	0
Independent Trustee
Bozic(4)	4,662	180,000
Garn(4)	4,627	178,000
Hedien(4)	4,662	180,000
Johnson(4)	6,294	240,000
Kearns(3)	5,589	217,000
Nugent(4)	5,462	210,000
Reid	5,462	215,000

(1)	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.

(2)	Amounts shown in this column also include amounts received by each Trustee for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Under the Fund’s By-Laws, the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

Assuming a quorum is present, approval of Proposal 1 will require the affirmative vote of a majority of the Fund’s outstanding shares entitled to vote at the Meeting. Shareholders of each Portfolio will vote together as a single class with respect to Proposal 1.

The Board of the Fund recommends that you vote ‘‘FOR’’ the election of the nominees as Trustees.

OVERVIEW OF PROPOSALS 2, 3 AND 4 RELATED TO THE ELIMINATION,
MODIFICATION OR RECLASSIFICATION OF CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this proxy statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. Certain fundamental policies have been adopted in the past by each Portfolio to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Investment Adviser in managing each Portfolio’s assets. In addition, the lack of uniform standards across the Portfolios leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Investment Adviser recently conducted a review of each Portfolio’s fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies advised by the Investment Adviser or its affiliates, the Portfolios’ policies that are required to be fundamental under the Investment Company Act, (ii) to reclassify as ‘‘non-fundamental’’ (i.e., they may be changed or eliminated by the Fund’s board without Shareholder approval) any policies that are not required to be fundamental under the Investment Company Act or the positions of the staff of the SEC in interpreting the Investment Company Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws.

Proposals 2, 3 and 4 seek Shareholder approval of changes that are intended to accomplish the foregoing goals. Not all Proposals apply to each Portfolio. The proposed changes to the fundamental policies are discussed in detail below. The tables following this discussion will assist you in determining which Proposals apply to your Portfolio(s) and which investment policy or restriction changes are proposed for each Portfolio. By reducing to a minimum those policies that can be changed only by a Shareholder vote, each Portfolio should be able to avoid the costs and delay associated with a Shareholder meeting and the Board believes that the Investment Adviser’s ability to manage the Fund’s portfolios in a changing regulatory or investment environment will be enhanced.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’ Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Portfolios to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposals give the Portfolios greater flexibility to respond to future investment opportunities, the Investment Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Portfolios, nor does the Investment Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Portfolios are managed and operated.

2.	PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	2A Eliminate Pledging Assets Policy	2B Eliminate Margin Policy	2C Eliminate Oil & Gas Policy	2D Eliminate Exercising Control Policy	2E Eliminate Unseasoned Companies Policy	2F Eliminate Mortgage- Backed Securities Policy
The American Opportunities Portfolio	X	X	X	X	X
The Balanced Growth Portfolio	X	X	X	X	X
The Capital Opportunities Portfolio	X	X	X	X	X
The Developing Growth Portfolio	X	X	X	X	X
The Dividend Growth Portfolio	X	X	X	X	X
The Equally-Weighted S&P 500 Portfolio	X	X	X	X	X
The Flexible Income Portfolio	X	X	X	X	X	X
The Global Equity Portfolio	X	X	X	X	X
The Growth Portfolio	X	X	X	X	X
The Money Market Portfolio	X	X	X	X
The Utilities Portfolio	X	X	X	X	X

Proposal 2.A. — Elimination of the Fundamental Policy Restricting the Portfolio’s
Ability to Pledge Assets

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Policy:

Each Portfolio’s fundamental policy prohibiting or restricting pledging, assigning or otherwise encumbering the Portfolio’s assets was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from each Portfolio’s fundamental investment policies. The Portfolios’ current limits on pledging may conflict with each Portfolio’s ability to borrow money to meet redemption requests or for temporary emergency purposes or for any other purpose. This conflict arises because banks may require borrowers such as the Portfolios to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Portfolios’ current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Portfolios may borrow in these situations. Although the Investment Adviser currently plans, on behalf of the Portfolios, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Portfolios’ ability to liquidate assets. If the Portfolios pledge a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Portfolios’ current borrowing limits would remain consistent with limits prescribed under the Investment Company Act.

Proposal 2.B. — Elimination of the Fundamental Policy
Restricting Purchases of Securities on Margin

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Investment Policy:

Each Portfolio’s fundamental policy restricting margin activities was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from each Portfolio’s fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. As a result, elimination of each Portfolio’s restriction on margin activities is unlikely to affect the Portfolio’s investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, the Portfolios would have the flexibility, subject to Board approval, to alter their investment practice without the expense and delay of a shareholder vote. The extent to which a Portfolio may engage in margin activities, and the nature and risks of such transactions, will be disclosed in the Portfolio’s prospectus and/or statement of additional information.

Proposal 2.C. — Elimination of the Fundamental Policy Prohibiting
Investments in Oil, Gas and Other Types of Mineral Leases

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Investment Policy:

Each Portfolio’s fundamental policy prohibiting its ability to purchase interests in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Portfolios’ investment policies. There are no current expectations that the Portfolios will engage in such activities. However, elimination of the fundamental policy would afford the Portfolios the flexibility, subject to Board approval, to make such investments without the delay and expense of a Shareholder vote. Should a Portfolio decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in the Portfolio’s prospectus and/or statement of additional information.

Proposal 2.D. — Elimination of the Fundamental Policy Prohibiting
Investments for Purposes of Exercising Control

Applicable Portfolios: All Portfolios

Reasons for the Elimination of the Investment Policy:

Each Portfolio’s fundamental policy prohibiting it from investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio’s investment policies. Eliminating this investment restriction would not affect the Portfolios’ investment strategies, as the Portfolios do not ordinarily invest for the purpose of exercising control over companies.

Proposal 2.E. — Elimination of the Fundamental Policy Regarding
Investments in Unseasoned Companies

Applicable Portfolios: All Portfolios except The Money Market Portfolio

Reasons for the Elimination of the Investment Policy:

Each applicable Portfolio’s fundamental policy prohibiting investments in issuers that have been in business for less than three years (i.e., unseasoned companies) was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio’s fundamental investment policies. Elimination of the policy would permit a Portfolio, subject to Board approval, to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories. To the extent that a Portfolio invests in these types of issuers, it may be subject to greater risks and appropriate disclosure regarding the nature and risks of such investment would be disclosed in the Portfolio’s prospectus and/or statement of additional information.

Proposal 2.F. — Elimination of the Fundamental Policy Regarding
Mortgage-Backed Securities

Applicable Portfolio: The Flexible Income Portfolio

Reasons for the Elimination of the Investment Policy:

The Portfolio has a fundamental policy that could be interpreted to require the Fund to invest at least 25% of its total assets in mortgage-backed securities. In order to clarify that the Fund is not required to invest 25% of its assets in mortgage-backed securities, Portfolio management recommends that this concentration policy be eliminated. If this fundamental policy were eliminated, the Portfolio would continue to invest in a variety of fixed income sectors.

3.	PROPOSALS TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	3A Modify Diversification Policy	3B Modify Borrowing Policy	3C Modify Loan Policy	3D Modify Commodities Policy	3E Modify Senior Securities Policy
The American Opportunities Portfolio	X	X	X	X	X
The Balanced Growth Portfolio	X	X	X	X	X
The Capital Opportunities Portfolio	X	X	X	X	X
The Developing Growth Portfolio	X	X	X	X	X
The Dividend Growth Portfolio	X	X	X	X	X
The Equally-Weighted S&P 500 Portfolio	X	X	X	X	X
The Flexible Income Portfolio	X	X	X	X	X
The Global Equity Portfolio	X	X	X	X	X
The Growth Portfolio	X	X	X	X	X
The Money Market Portfolio	X	X	X	X	X
The Utilities Portfolio	X	X	X	X	X

Proposal 3.A. — Modify Fundamental Policy Regarding Diversification

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy would read:

‘‘The Portfolio may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is ‘‘diversified’’ as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that a Portfolio state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to a Portfolio’s designation as diversified. Instead, the proposed change would modify a Portfolio’s fundamental investment policies regarding its sub-classification under the Investment Company Act to rely on the definitions of the term ‘‘diversified’’ in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Portfolio’s Board or Shareholders taking further action, the modified investment policy would automatically apply the requirements of ‘‘diversification’’ under the Investment Company Act to a Portfolio as those requirements may be amended from time to time.

Certain ‘‘diversified’’ Portfolios have adopted limitations more restrictive than those required under the Investment Company Act, specifically these Portfolios apply the 5% limitation and/or the 10% limitation referred to above to 100% of the Portfolio’s assets rather than to 75% of the Portfolio’s assets as permitted under the Investment Company Act. The proposed change would allow each of these Portfolios the ability to invest a higher percentage of its assets in particular issues when the Investment Adviser deems it appropriate and in the Portfolio’s best interest while still qualifying as a diversified fund under the Investment Company Act. To the extent that a Portfolio invests a greater proportion of its assets in a single issuer it will be subject to a correspondingly greater degree of risk associated with that investment.

Proposal 3.B. — Modify Fundamental Policy
Regarding Borrowing Money

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy regarding borrowing would read:

‘‘The Portfolio may not borrow money, except the Portfolio may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Every Portfolio is required to have a fundamental policy with respect to borrowing and each Portfolio is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities). Certain Portfolios have limited their permissible borrowings to amounts not in excess of 5% of the Portfolio’s total assets, and, in some cases, except as engaging in certain investment strategies may be considered borrowings. The language of these policies, however, varies widely from Portfolio to Portfolio. It is therefore proposed that this language be simplified and standardized.

The proposed fundamental policy for borrowing would permit the Portfolios to borrow up to the full extent permitted under the Investment Company Act. There is no current intention, however, that any of the Portfolios would increase their borrowing capacity.

If a Portfolio borrows and uses the proceeds to make additional investments, the income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but such investments will impair its performance if the income and appreciation therefrom are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of a Portfolio’s assets.

Proposal 3.C. — Modify Fundamental Policy Regarding Loans

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy regarding loans in effect would read:

‘‘The Portfolio may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify a Portfolio’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current SEC policy. The Investment Company Act currently limits loans of a Portfolio’s securities to one-third of the Portfolio’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

The current restrictions of most Portfolios are consistent with the current limitation and the proposed amendment would not affect the Portfolios’ investment strategies. However, the restrictions are set lower than the maximum allowed under the Investment Company Act for the Portfolios. If this Proposal is approved by Shareholders, the Portfolios would be permitted to make loans to the maximum extent permitted by the Investment Company Act. Securities lending may be utilized in seeking to generate additional income for a Portfolio. In lending securities, the Portfolio will be subject to risk, which like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Proposal 3.D. —Modify Fundamental Policy Regarding
Investment in Commodities, Commodity Contracts and Futures Contracts

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy in effect would read:

‘‘The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed changes to a Portfolio’s policy are intended to make it clear that the Portfolios may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that a Portfolio’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

Certain of the Portfolios have a fundamental policy that does not permit or limits investments in futures contracts or other derivatives. If the Shareholders of these Portfolios approve this Proposal, these Portfolios would have the flexibility to invest in futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the Investment Adviser and the Board. The extent to which any such Portfolio may invest in futures contracts or other derivatives will be disclosed in its prospectus and/or statement of additional information.

Proposal 3.E. —Modify Fundamental Policy Regarding Issuance of Senior Securities

Applicable Portfolios: All Portfolios

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy in effect would read:

‘‘The Portfolio may not issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however mutual funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Portfolios utilize transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise each Portfolio’s fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds. If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Portfolio’s shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Portfolio is managed, the investment performance of any Portfolio, or the securities or instruments in which a Portfolio invests. None of the Portfolios is currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Portfolios have no current intention to begin issuing senior securities. The proposed limitation would recognize that Portfolios may issue such securities only to the extent permitted under the Investment Company Act. To the extent a Portfolio becomes involved in such securities trading practices, the Board of the Fund will carefully review each Portfolio’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Portfolio and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Portfolio’s investment policies.

4.	PROPOSAL TO RECLASSIFY A FUNDAMENTAL POLICY AS A NON-FUNDAMENTAL POLICY.

Name of Portfolio	4A Reclassify as Non-Fundamental Short Sales Policy	4B Reclassify as Non-Fundamental Illiquid/Restricted Securities Policy
The American Opportunities Portfolio	X
The Balanced Growth Portfolio	X
The Capital Opportunities Portfolio	X
The Developing Growth Portfolio	X
The Dividend Growth Portfolio	X
The Equally-Weighted S&P 500 Portfolio	X
The Flexible Income Portfolio	X
The Global Equity Portfolio	X
The Growth Portfolio	X
The Money Market Portfolio	X	X
The Utilities Portfolio	X

Proposal 4.A. — Reclassification As Non-Fundamental the
Fundamental Policy Regarding the Short Sale Of Securities

Applicable Portfolios: All Portfolios

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy prohibiting short sales be reclassified as non-fundamental and revised to read as follows:

‘‘A Portfolio may not make short sales of securities, except short sales against the box.’’

Reasons for the Reclassification of the Investment Policy:

Each of the Portfolios has a fundamental policy that prohibits the Portfolio from making short sales. This policy is not required under the Investment Company Act to be among a Portfolio’s fundamental investment policies. The Board of the Fund recommends that Shareholders vote to eliminate this fundamental investment limitation and replace it with the non-fundamental policy set forth above. The Portfolios do not presently intend to engage in short sales, although if the policy is reclassified as non-fundamental they may make short sales ‘‘against the box,’’ in which a Fund enters into a short sale of a security it owns. Short sales by a Portfolio involve certain risks and special considerations. If the Investment Adviser incorrectly predicts that the price of the security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The policy, as proposed, would give the Investment Adviser flexibility in its ability to respond, subject to Board approval, to the availability of new instruments and strategies without the costs and delays associated with a future Shareholder vote.

Proposal 4.B. — Reclassification as Non-Fundamental the Fundamental Policy Prohibiting
or Limiting Investments in Illiquid or Restricted Securities

Applicable Portfolio: Money Market Portfolio

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy limiting investments in illiquid or restricted securities be reclassified as non-fundamental and revised to read as follows:

‘‘The Portfolio may not invest more than 10% of its assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.’’

Reasons for the Reclassification of the Investment Policy:

The prohibitions or limitations on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. However, as a result of NSMIA, this policy is no longer required to be a fundamental investment restriction. The Investment Adviser does not anticipate that the proposed change will have a material impact on the operation of the Portfolio since the Portfolio needs to maintain a certain amount of liquidity to meet redemption requests, and accordingly, it does not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation. In addition, under current SEC guidelines the Portfolio must limit its investments in illiquid securities, including restricted securities that have been deemed illiquid securities to 10% of its assets.

As a result of the Investment Adviser’s recommendation, the Board approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit the Portfolio's investments in illiquid securities, including restricted securities, to not more than 10% of its assets or such other amount permitted by SEC guidelines.

REQUIRED VOTE FOR PROPOSALS 2, 3 AND 4

Approval of each investment policy Proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of each Portfolio which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. The Board has considered various factors and believes that approval of these investment policy changes are in the best interest of the Fund and its Shareholders. Shareholders of each Portfolio will vote separately on Proposals 2, 3 and 4. If these investment Proposals are not approved by a Portfolio, that Portfolio’s current fundamental investment policies will remain in effect.

THE BOARD OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ‘‘FOR’’ THE ELIMINATION, MODIFICATION OR RECLASSIFICATION OF THE FUND’S FUNDAMENTAL POLICIES AS DESCRIBED ABOVE.

SECURITY OWNERSHIP OF TRUSTEES, OFFICERS AND CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of shares of each Portfolio’s outstanding shares owned by the Fund’s officers and Directors as a group was less than one percent of each Portfolio’s outstanding shares. For more information regarding persons who owned beneficially more than 5% of each class of each Portfolio’s outstanding shares as of May 11, 2006, please see Exhibit A. Except as set forth on Exhibit A, to the knowledge of each Portfolio, no person was the beneficial owner of more than 5% of the Portfolio’s shares, as of that date.

AUDITOR FEES

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with the annual audit of the Fund’s financial statements for its fiscal years ended December 31, 2005 and 2004 were $169,641 and $161,566, respectively.

Audit-Related Fees

There were $540 and $453 fees billed by Deloitte & Touche LLP related to the annual audit of the Fund’s financial statements for its fiscal years ended December 31, 2005 and 2004.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for the Fund’s fiscal years ended December 31, 2005 and 2004 were $42,107 and $43,996, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for the Fund for its fiscal years ended December 31, 2005 and 2004.

Audit Committee Pre-approval

The Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed the Fund’s fees for its fiscal year ended December 31, 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under

common control with the Investment Adviser were $                 for the recent fiscal year ended November 30, 2005 and $                 for the fiscal year ended November 30, 2004, respectively. Such services for the 2005 and 2004 fiscal years included: (i) audit-related fees of $                 and $                , respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $                 and $                , respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser are compatible with maintaining the independence of Deloitte & Touche LLP.

Representatives from Deloitte & Touche LLP are expected to be present at the Meeting. The representatives from Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting for a Portfolio, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Portfolio.

SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings of Shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of their Shareholders unless required by the Investment Company Act. Any Shareholder who wishes to submit proposals for consideration at a meeting of Shareholders of the Fund should send such proposal to the Fund, c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a Shareholder meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a Shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN
Secretary

Dated: June     , 2006

Shareholders of a Portfolio who do not expect to be present at the Portfolio for the Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Portfolio and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

INFORMATION PERTAINING TO THE FUND
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of each Portfolio’s outstanding shares at May 11, 2006.

Portfolio	Shares Outstanding as of the Record Date	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Meeting Time (New York Time)
The American Opportunities Portfolio	9,721,934	Class X
		Hartford	833,299	8.57%
		ITT	8,888,635	91.43%
	2,403,723	Class Y
		Hartford	184,525	7.68%
		ITT	2,219,197	92.32%
The Balanced Growth Portfolio	3,465,973	Class X
		Hartford	488,156	14.08%
		ITT	2,977,816	85.92%
	1,643,088	Class Y
		Hartford	109,345	6.65%
		ITT	1,533,743	93.35%
The Developing Growth Portfolio	1,899,352	Class X
		Hartford	178,236	9.38%
		ITT	1,721,116	90.62%
	471,951	Class Y
		Hartford	36,081	7.65%
		ITT	435,869	92.35%
The Dividend Growth Portfolio	13,387,293	Class X
		Hartford	1,481,336	11.07%
		ITT	11,905,957	88.93%
	3,300,868	Class Y
		Hartford	171,643	5.20%
		ITT	3,129,224	94.80%
The Equally-Weighted S&P 500 Portfolio	4,222,149	Class X
		Hartford	603,528	14.29%
		ITT	3,618,621	85.71%
	3,971,542	Class Y
		Hartford	378,944	9.54%
		ITT	3,592,597	90.46%
The Flexible Income Portfolio	4,498,420	Class X
		Hartford	427,847	9.51%
		ITT	4,070,573	90.49%
	3,501,540	Class Y
		Hartford	285,492	8.15%
		ITT	3,216,047	91.85%
The Global Equity Portfolio	3,484,229	Class X

A-1

Portfolio	Shares Outstanding as of the Record Date	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Meeting Time (New York Time)
		Hartford	423,199	12.15%
		ITT	3,061,029	87.85%
	545,120	Class Y
		Hartford	46,257	8.49%
		ITT	498,862	91.51%
The Growth Portfolio	1,617,911	Class X
		Hartford	171,566	10.60%
		ITT	1,446,344	89.40%
	1,422,549	Class Y
		Hartford	54,291	3.82%
		ITT	1,368,258	96.18%
The Mid-Cap Equity Portfolio	1,868,208	Class X
		Hartford	244,575	13.09%
		ITT	1,623,633	86.91%
	1,405,190	Class Y
		Hartford	217,073	15.45%
		ITT	1,188,116	84.55%
The Money Market Portfolio	51,358,290	Class X
		Hartford	4,276,923	8.33%
		ITT	47,081,366	91.67%
	37,594,499	Class Y
		Hartford	2,682,943	7.14%
		ITT	34,911,556	92.86%
The Utilities Portfolio	2,520,521	Class X
		Hartford	219,453	8.71%
		ITT	2,301,068	91.29%
	727,107	Class Y
		Hartford	56,053	7.71%
		ITT	671,054	92.29%

*	Shares of the Portfolios are sold to insurance companies for their variable annuity contracts and variable life insurance policies.

A-2

Schedule A

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

[To Come]

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                      THE AMERICAN OPPORTUNITIES PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                      THE AMERICAN OPPORTUNITIES PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

          NOMINEES:      Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                         Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                         Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                     --------------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ---------------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                             Date:
                          --------------------------        ----------------
Signature of Shareholder:                             Date:
                          --------------------------        ----------------

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
       TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                          THE BALANCED GROWTH PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                          THE BALANCED GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

             NOMINEES:   Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                         Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                         Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    --------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ----------------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                                Date:
                          --------------------------           ----------------
Signature of Shareholder:                                Date:
                          --------------------------           ----------------

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
       TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                       THE CAPITAL OPPORTUNITIES PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                       THE CAPITAL OPPORTUNITIES PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

          NOMINEES:   Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                      Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                      Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   --------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ---------------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                                Date:
                           --------------------------           ---------------
Signature of Shareholder:                                Date:
                           --------------------------           ---------------

NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a  corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                         THE DEVELOPING GROWTH PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                         THE DEVELOPING GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

             NOMINEES: Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                       Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                       Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   --------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ---------------------------
[  ] ABSTAIN

INSTRUCTION:     To withhold authority to vote for any individual fundamental
-----------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                 authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                                Date:
                           --------------------------           ---------------
Signature of Shareholder:                                Date:
                           --------------------------           ---------------

NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                          THE DIVIDEND GROWTH PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                          THE DIVIDEND GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

            NOMINEES:     Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
        `                 Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                          Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   ----------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ---------------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                               Date:
                           --------------------------           ---------------
Signature of Shareholder:                               Date:
                           --------------------------           ---------------

NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a  corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                     THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                     THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES:      Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                          Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                          Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   ---------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ---------------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                              Date:
                           --------------------------           ---------------
Signature of Shareholder:                              Date:
                           --------------------------           ---------------

NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                          THE FLEXIBLE INCOME PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                          THE FLEXIBLE INCOME PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES:      Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                          Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                          Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   ---------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy
                  (f) Mortgage-Backed Securities Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   ---------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                              Date:
                           --------------------------           ---------------
Signature of Shareholder:                              Date:
                           --------------------------           ---------------

NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                           THE GLOBAL EQUITY PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                           THE GLOBAL EQUITY PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

          NOMINEES:      Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                         Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                         Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   ---------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   ---------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                              Date:
                           --------------------------           ---------------
Signature of Shareholder:                              Date:
                           --------------------------           ---------------

Note:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a  corporation, please sign full corporate name by authorized officer and indicate the  signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                              THE GROWTH PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                              THE GROWTH PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES:      Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                          Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                          Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   -----------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
-----------       investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ---------------------------
[  ]   ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                              Date:
                           --------------------------           ---------------
Signature of Shareholder:                              Date:
                           --------------------------           ---------------

Note:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                           THE MONEY MARKET PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                           THE MONEY MARKET PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES:      Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                          Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                          Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:     To withhold authority to vote for any individual nominee(s),
-----------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                 nominee you wish to withhold, as shown here: [ ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   --------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
-----------       investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   --------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   --------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Short Sales Policy

                  (b) Illiquid/Restricted Securities Policy

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                              Date:
                           --------------------------           ---------------
Signature of Shareholder:                              Date:
                           --------------------------           ---------------

NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                                   PROXY CARD

              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--

                             THE UTILITIES PORTFOLIO

                   c/o MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Portfolio held of record by the undersigned on May
30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

                       SPECIAL MEETING OF SHAREHOLDERS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--
                             THE UTILITIES PORTFOLIO

                                 AUGUST 1, 2006

PROXY VOTING INSTRUCTIONS
MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or "Company number") and Proxy Card available when you call.

                               Company Number
                               Account Number
                               Control Number

INTERNET - Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

           NOMINEES:      Frank L. Bowman, Kathleen A. Dennis, James F. Higgins,
                          Joseph J. Kearns, Michael F. Klein, W. Allen Reed and
                          Fergus Reid

[  ] FOR ALL NOMINEES
[  ] AGAINST ALL NOMINEES
[  ] FOR ALL EXCEPT:
     (See instructions below)

     [  ] Frank L. Bowman
     [  ] Kathleen A. Dennis
     [  ] James F. Higgins
     [  ] Joseph J. Kearns
     [  ] Michael F. Klein
     [  ] W. Allen Reed
     [  ] Fergus Reid

INSTRUCTION:      To withhold authority to vote for any individual
------------      nominee(s), mark "FOR ALL EXCEPT" and fill in the
                  circle next to each  nominee you wish to withhold,
                  as shown here:  [  ]

2. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                   --------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and

                  write to letter(s) on the line above corresponding to the
                  fundamental investment restriction(s) for which you want to withhold authority.

                  (a) Pledging Assets Policy
                  (b) Margin Policy
                  (c) Oil and Gas Policy
                  (d) Exercising Control Policy
                  (e) Unseasoned Companies Policy

3. TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.
[  ] FOR ALL
[  ] AGAINST ALL
[  ] FOR ALL EXCEPT
                    ---------------------------
[  ] ABSTAIN

INSTRUCTION:      To withhold authority to vote for any individual fundamental
------------      investment restriction, mark "FOR ALL EXCEPT" and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold
                  authority.

                  (a) Diversification Policy
                  (b) Borrowing Policy
                  (c) Loan Policy
                  (d) Commodities Policy
                  (e) Senior Securities Policy

4. TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.
[  ] FOR
[  ] AGAINST
[  ] ABSTAIN

----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  [  ]
----------------------------------------------------------------------------

     THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature of Shareholder:                              Date:
                           --------------------------           ---------------
Signature of Shareholder:                              Date:
                           --------------------------           ---------------

NOTE:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
         TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.